UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 24, 2008 (February 28, 2008)

MONSANTO COMPANY

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-16167 ------------------- (Commission File Number)	43-1878297 --------------------------- (IRS Employer Identification No.)

800 North Lindbergh Blvd. St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63167 ------------------ (Zip Code)

(314) 694-1000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2008, Solutia Inc. (“Solutia”) and certain of its affiliates (collectively with Solutia, the “Debtors”), completed their reorganization pursuant to the Debtors’ Fifth Amended Joint Plan of Reorganization which was confirmed by the United Stated Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on November 29, 2007 (as modified by the confirmation order, the “Fifth Amended Plan”) and the Fifth Amended Plan became effective.

Under the Fifth Amended Plan and agreements entered into in connection with the Fifth Amended Plan, Monsanto Company (“Monsanto” or the “Company”) agreed to:

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indemnify Solutia for tort litigation relating to the chemicals business of Pharmacia Corporation (“Pharmacia”) that occurred prior to September 1, 1997 (the date of the spin-off of Solutia from Pharmacia), which generally relate to property damage, personal injury, products liability or premises liability or other damages related to asbestos, PCB, dioxin, benzene, vinyl chloride and other chemicals manufactured prior to that date;

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as between the Company and Solutia, accept financial responsibility for environmental remediation obligations and related environmental liabilities at sites owned, operated or used by Pharmacia in connection with its chemicals business which Solutia never owned or operated; and

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as between the Company and Solutia, share financial responsibility for off-site environmental remediation obligations and related environmental liabilities for the offsite remediation projects in Anniston, Alabama, and Sauget, Illinois (excluding the Solutia Anniston and Sauget plants themselves for which Solutia will remain responsible) pursuant to an Amended and Restated Settlement Agreement dated February 28, 2008 by and among Solutia, Monsanto and SFC LLC. Monsanto has paid the first $50 million under the sharing arrangement in the course of the bankruptcy and will be fully reimbursed for additional costs above that amount. The next $50 million will be paid from the environmental account of SFC, which monies were raised by the rights offering under the Fifth Amended Plan. Solutia will then pay the next $325 million, if needed, after which Monsanto and Solutia will share responsibility for any additional costs equally.

Solutia will remain responsible for the environmental liabilities at sites that it owned or operated after its spin-off from Pharmacia on September 1, 1997.

The Fifth Amended Plan also provided for a comprehensive retiree settlement and includes a release for Monsanto and Pharmacia from certain legacy liabilities associated with Pharmacia’s chemical business that arose prior to September 1, 1997, including liabilities related to retiree medical, retiree life insurance and disability benefits.

In consideration for Monsanto’s contributions described in the Fifth Amended Plan, the resolution of Monsanto’s claims in Solutia’s Chapter 11 proceedings, the settlement of ongoing and potential litigation in the case, and modification of certain supply and operating agreements with Solutia, among other things, Monsanto received: approximately $163.2 million in cash on the effective date of the Fifth Amended Plan (which represents proceeds from an equity rights offering, Monsanto’s administrative claim against Solutia and third party reimbursements), approximately 2.5 million shares of common stock of a reorganized Solutia (“New Common Stock”) and a credit against certain future payment obligations to Solutia.

In addition, under the Fifth Amended Plan, Monsanto exercised the right to designate one member of the nine-member board of directors of the reorganized Solutia and a consent right (which could not be unreasonably withheld) with respect to four additional members of the initial board of directors of the reorganized Solutia.

The description of the Fifth Amended Plan and the Amended and Restated Settlement Agreement above is only a brief summary of certain provisions insofar as they relate to Monsanto and is qualified in its entirety by reference to the full text of the Fifth Amended Plan and the Amended and Restated Settlement Agreement, which are filed or incorporated by reference as exhibits to this Current Report on Form 8-K.

Additional information regarding the relationship between Monsanto and Solutia is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2007 under the caption “Relationships Among Monsanto

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Company, Pharmacia Corporation, Pfizer Inc. and Solutia Inc.” in Part I—Item 1—Business” contained therein and in Part I—Item 1—Note 16 to the Company’s Report on Form 10-Q for the quarterly period ended Nov. 30, 2007.

In addition, Monsanto and Solutia entered into several other agreements in connection with the consummation of the Fifth Amended Plan, including a registration rights agreement, a transition services agreement and an amendment to an existing master operating agreement.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Fifth Amended Plan described in Item 1.01 above, the following agreements were terminated, effective February 28, 2008:

•	Distribution Agreement between Pharmacia and Solutia, as of Sept. 1, 1997
•	Amendment to Distribution Agreement, dated July 1, 2002, among Pharmacia, Solutia and the Company
•	Protocol Agreement, dated July 1, 2002, among Pharmacia, Solutia and the Company, relating to litigation in Alabama.
•	Protocol Agreement dated Nov. 15, 2002, among Pharmacia, Solutia and the Company (the “Pennsylvania Agreement”)
•	Amendment to Protocol Agreement, dated March 3, 2003, among Pharmacia, Solutia and the Company, amending the Pennsylvania Agreement
•	Second Amendment to Protocol Agreement, dated Aug. 4, 2003, further amending the Pennsylvania Agreement

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1

Solutia’s Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (As Modified) (incorporated by reference to Exhibit 2.1 of Solutia’s Form 8-K filed December 5, 2007, SEC File No. 001-13255).

10.2

Amended and Restated Settlement Agreement dated February 28, 2008 by and among Solutia Inc., the Company and SFC LLC (incorporated by reference to Exhibit 10.1 of Solutia’s Form 8-K filed March 5, 2008, SEC File No. 001-13255).

10.3

First Amended and Restated Retiree Settlement Agreement dated as of July 10, 2007, among Solutia Inc., the Company and the claimants set forth therein (incorporated by reference to Exhibit 10.3 of Solutia’s Form 8-K filed March 5, 2008, SEC File No. 001-13255).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSANTO COMPANY
(Registrant)

Date: March 24, 2008	/s/ Jennifer L. Woods
	Name:	Jennifer L. Woods
	Title:	Assistant Secretary

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Exhibit Index

Exhibit No.	Description
10.1

Solutia’s Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (As Modified) (incorporated by reference to Exhibit 2.1 of Solutia’s Form 8-K filed December 5, 2007, SEC File No. 001-13255).

10.2

Amended and Restated Settlement Agreement dated February 28, 2008 by and among Solutia Inc., Monsanto Company and SFC LLC (incorporated by reference to Exhibit 10.1 of Solutia’s Form 8-K filed March 5, 2008, SEC File No. 001-13255).

10.3

First Amended and Restated Retiree Settlement Agreement dated as of July 10, 2007, among Solutia Inc., the Company and the claimants set forth therein (incorporated by reference to Exhibit 10.3 of Solutia’s Form 8-K filed March 5, 2008, SEC File No. 001-13255).

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